Investor Presentation

2 Forward Looking Statements FORWARD-LOOKING STATEMENTS This presentation contains "forward-looking statements" within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements also may be included in other publicly available documents issued by the Company and in oral statements made by our officers and representatives from time to time. These forward-looking statements are intended to provide management's current expectations or plans for our future operating and financial performance, based on assumptions currently believed to be valid. They can be identified by the use of words such as "anticipate," "intend," "plan," "goal," "seek," "believe," "project," "estimate," "expect," "strategy," "future," "likely," "may," "should," "would," "could," "will" and other words of similar meaning in connection with a discussion of future operating or financial performance. Examples of forward looking statements include, among others, statements relating to future sales, earnings, cash flows, results of operations, uses of cash and other measures of financial performance. Because forward-looking statements relate to the future, they are subject to inherent risks, uncertainties and other factors that may cause the Company's actual results and financial condition to differ materially from those expressed or implied in the forward-looking statements. Such risks, uncertainties and other factors include, among others: (i) changes in domestic and foreign economic and competitive conditions in markets served by the Company, particularly the defense, commercial aviation and industrial production markets; (ii) changes in government and customer priorities and requirements (including cost-cutting initiatives, government and customer shut- downs, the potential deferral of awards, terminations or reductions of expenditures to respond to the priorities of Congress and the Administration, or budgetary cuts resulting from Congressional actions or automatic sequestration); (iii) changes in geopolitical conditions in countries where the Company does or intends to do business; (iv) the successful conclusion of competitions for government programs (including new, follow-on and successor programs) and thereafter successful contract negotiations with government authorities (both foreign and domestic) for the terms and conditions of the programs; (v) the timely receipt of any necessary export approvals and/or other licenses or authorizations from the U.S. Government; (vi) timely satisfaction or fulfillment of material contractual conditions precedents in customer purchase orders, contracts, or similar arrangements; (vii) the existence of standard government contract provisions permitting renegotiation of terms and termination for the convenience of the government; (viii) the successful resolution of government inquiries or investigations relating to our businesses and programs; (ix) risks and uncertainties associated with the successful implementation and ramp up of significant new programs, including the ability to manufacture the products to the detailed specifications required and recover start-up costs and other investments in the programs; (x) potential difficulties associated with variable acceptance test results, given sensitive production materials and extreme test parameters; (xi) the receipt and successful execution of production orders under the Company's existing U.S. government JPF contract, including the exercise of all contract options and receipt of orders from allied militaries, but excluding any next generation programmable fuze programs, as all have been assumed in connection with goodwill impairment evaluations; (xii) the continued support of the existing K-MAX® helicopter fleet, including sale of existing K-MAX® spare parts inventory and the receipt of orders for new aircraft sufficient to recover our investment in the restart of the K-MAX® production line; (xiii) the accuracy of current cost estimates associated with environmental remediation activities; (xiv) the profitable integration of acquired businesses into the Company's operations; (xv) the ability to implement our ERP systems in a cost-effective and efficient manner, limiting disruption to our business, and allowing us to capture their planned benefits while maintaining an adequate internal control environment; (xvi) changes in supplier sales or vendor incentive policies; (xvii) the effects of price increases or decreases; (xviii) the effects of pension regulations, pension plan assumptions, pension plan asset performance, future contributions and the pension freeze, including the ultimate determination of the U.S. Government's share of any pension curtailment adjustment calculated in accordance with CAS 413; (xix) future levels of indebtedness and capital expenditures; (xx) the continued availability of raw materials and other commodities in adequate supplies and the effect of increased costs for such items; (xxi) the effects of currency exchange rates and foreign competition on future operations; (xxii) changes in laws and regulations, taxes, interest rates, inflation rates and general business conditions; (xxiii) the effects, if any, of the UK's exit from the EU; (xxiv) future repurchases and/or issuances of common stock; (xxv) the occurrence of unanticipated restructuring costs or the failure to realize anticipated savings or benefits from past or future expense reduction actions; and (xxvi) other risks and uncertainties set forth herein and in our Form 10-K for the year ended December 31, 2017. Any forward-looking information provided in this presentation should be considered with these factors in mind. We assume no obligation to update any forward-looking statements contained in this presentation.

3 What is Kaman? Solving Our Customers’ Critical Problems with Technically Differentiated Products & Services Leading Provider of Highly Engineered Aerospace & Industrial Solutions Serving a Broad Range of End Markets

4 Kaman Corporation Overview 28% 25% 47% Aerospace Defense Fuzing Commercial 50% 30% 20% Distribution Bearings & Mechanical Power Transmission Automation Fluid Power Full year 2017 actual results 40% 60% Revenues: $1.8 billion Aerospace: $725 million Distribution: $1.1 billion

Diverse End Markets

Full Year 2017 Results

Aerospace


83%
17%
OEM
Aftermarket

Distribution


7%
33%
60%
OEM
MRO
Other

Selected Platforms

Boeing	Airbus	Fuzing
• 787/777 • 737 • A-10	• A350 • A330 • A320	• JPF • AMRAAM • Tomahawk
Bell Helicopter	**Sikorsky**	**Kaman**
• AH-1Z • Rotor Blades	• UH-60 • CH-53	• SH-2G • K-MAX®

Selected Industries & Products

Industries	Products
• Food and beverage • Machinery Manufacturing • Paper manufacturing • Nonmetallic minerals • Durable goods • Primary metal	• Bearings • Mechanical power transmission • Material handling • Fluid power • Electric power • Automation

KAMAN
5

6 Growth Opportunities Secular trends helping to drive significant long-term growth opportunities in both Aerospace and Distribution segments AEROSPACE • OEM/Tier 1 outsourcing and supplier consolidation • Higher bearing content on new platforms driving bearing sales • Balance of commercial and defense programs provides diversity across end markets • Expanded geographic footprint DISTRIBUTION • Supplier consolidation favors larger national service providers • Increased need for value added services • Large fragmented market provides consolidation opportunities • Factory automation trends driving fluid power and high speed automation solutions • National accounts

7 Capital Deployment Framework Capital deployment is focused on growth investments and return of capital to shareholders • Strategic acquisitions to create shareholder value • High return capital expenditures including facility expansions, machinery and equipment, and IT infrastructure • Quarterly dividend raised 11% in 2017, or a 43% increase since 2010 • Dividends paid without interruption for 48 years • $100 million share repurchase authorization in place to offset dilution from employee stock plans Total $960 Million Period: 2010 to 2017 Acquisitions 56% Capital Expenditures 25% Dividends & Share Repurchases 19%

8 40%Aerospace

9 Aerospace Overview AEROSYSTEMS SPECIALTY BEARINGS & ENGINEERED PRODUCTS FUZING & PRECISION PRODUCTS Products • Engineering design and testing • Tooling design & manufacture • Advanced machining and composite aerostructure manufacturing • Complex assembly • Helicopter MRO and support • Self-lube airframe bearings • Traditional airframe bearings • Miniature ball bearings • Flexible drive systems • Aftermarket engineered components • Bomb and missile safe and arm fuzing devices • Precision measuring systems • Memory products Customers • Global commercial and defense OEMs • Supplier Tier I’s to subcontract manufacturers • Aircraft operators and MRO • Specialized aerospace distributors • Industrial and medical manufacturers of high precision equipment • U.S. and allied militaries • Weapon system OEMs Platforms K-MAX® 787 Medical Devices Bearings 777 737 Marine/Hydro SLAM-ER AMRAAM TOMAHAWK STANDARD MISSILE AGM-65M Aftermarket

10 Specialty Bearings and Engineered Products Positioned for growth • Differentiated product offerings with best in class application engineers and material scientists • Well positioned on a broad range of fixed wing and rotary wing aircraft • Increased exposure to healthcare and industrial applications • Strong order rates and solid backlog Products Markets

11 STANDARD MISSILE Fuzing and Precision Products • New orders of $426 million; DCS of $324 million; USG of $102 million • Sole source provider to the US Air Force and 28 foreign governments • Advanced capabilities and operational field reliability above 99% • Increased production capacity to meet growing demand • Record program backlog JPF Program SLAM-ER HARPOON MAVERICK TOMAHAWK JPF STANDARD MISSILE SLAM-ER SLAM-ERAMRAAM TOMAHAWK AGM-65M AMRAAM On Expansive array of U.S. Weapon Systems 0 5,000 10,000 15,000 20,000 25,000 30,000 35,000 40,000 2012 2013 2014 2015 2016 2017 2018 JPF Deliveries MEMS

• SH-2G − In service with Egypt, New Zealand, Poland, and Peru − Fleet will grow 50% since 2014 upon completion of Peru program − Opportunity to expand and upgrade the capability of Egyptian fleet • K-MAX® − Delivered first new production aircraft in 2017 − Unmanned aircraft currently stationed at Marine Operational Test and Evaluation Squadron One (VMX-1) • Aftermarket support including spares, repairs and MRO Air Vehicles and MRO Unmanned K-MAX®SH-2G Super Seasprite Commercial K-MAX®

13 Significant Programs HH-60W CRH 787 K-MAX® A350 AH-1Z UH-60SH-2JPF 737 A330 Trent 7000 P-8

14 Aircraft Programs/Capabilities 1. Doors 2. Nose landing gear 3. Engine/thrust reverser 4. Flight controls 5. Flaps 6. Main landing gear 7. Rudder 8. Horizontal stabilizer 9. Flexible drive systems 10. Flight control bearings 11. Landing gear bearings Bearing Products Structural Components 12. Door assemblies 13. Top covers 14. Fixed leading edge 15. Fixed trailing edge 16. Winglets 17. Wing structures, flaps, slats 18. Composite structures (e.g. access doors, radomes, consoles) 19. Nacelle components 20. Manufacture and subassembly of major structure 21. Blade manufacture, repair and overhaul 22.Manufacture of composite structures 1 2 3 4 5 6 7 812 13 14 15 16 1718 19 18 18 9 20 9 10 11 21 20 20 20 20 22

15 Primary Aerospace Locations 1 2 3 4 5 6 7 8 9 10 11 12 14 15 13 16 1. Everett, WA Engineering 2. Mesa, AZ Aftermarket Components 3. Wichita, KS Composites 4. Charleston, SC Engineering 5. Jacksonville, FL Assembly & Metallics 6. Orlando, FL Fuzing 7. Middletown, CT Fuzing 8. Bloomfield, CT o Air Vehicles & MRO o Specialty Bearings 9. Bennington, VT Composites 10. Chihuahua, Mexico Metallics 11. Hochstadt, Germany Specialty Bearings 12. Rimpar, Germany Specialty Bearings 13. Prachatice, Czech Republic Specialty Bearings 14. Darwen, UK Composites 15. Burnley, UK Tooling 16. Goa, India Composites (Joint Venture) = Low cost facility Diverse locations focused on core competencies

16 Distribution 60%

17 Distribution Overview PRODUCT PLATFORM BEARINGS & MECHANICAL POWER TRANSMISSION (BPT) FLUID POWER AUTOMATION 2017 % of Sales 50% 20% 30% Estimated Market Size(1) $16 Billion $7 Billion $22 Billion Product Offerings • Bearings • Gearing • Hose & Fittings • Hydraulics & Pneumatics • Linear Motion • Material Handling • Power Transmission • Process Control & Instrumentation • Cylinders • Filters, Regulators, Lubricators • Hydraulic Motors • Hydraulic Power Units • Hoses and Connections • Pumps & Vacuums • Valves • Automation • Electrical • Gearing • Linear Motion • Motion Control • OEM Control Panels & Custom Enclosures Major Suppliers (1) Source: Modern Distribution Management

18 Growth in Product Platforms 74% 14% 12% 2009 Salesa of approx. $600M Through acquisitions and organic growth, Kaman has significantly grown its Distribution business while greatly expanding its product offering Bearings & Power Transmission up approximately 20% Automation up approximately 300% Fluid Power up approximately 300% 50%30% 20% 2017 Salesa of approx. $1.1B b b b Sales from continuing operations Growth in sales from 2009 thru 2017 a b

Adding Leading Brands in Multiple Technologies


Value- Added Technologies
PLCs, HMIs
Sensors & Signaling
Machine Safety
Hydraulics
Pneumatics
Fluid Connectors
Motion Control
Servos & Steppers
Linear Motion
Bearings
Power Transmission
Industrial Supplies
2009
2017

Schneider Electric
RITTAL
PHOENIX CONTACT
Parker
SKF
REGAL
TIMKEN
EMERSON

KAMAN
19

20 Distribution Expanded Product Portfolio System Design & Build Fluid Power Systems Hose & Coupling Assemblies Application Engineering Belt Fabrication Maintenance & Reliability Value Added Offerings

21 Strong Nationwide Footprint

22 Summary

23 Kaman Investment Highlights Strategically Positioned Highly Engineered Products Outstanding portfolio of highly engineered products and proprietary technologies Best-in-class Vendors Continue to partner with leading brands and enhance product portfolio Diverse End Markets Broad exposure to diverse products, platforms and customers Strong Financial Performance Top Line Growth Shown consistent, reliable performance with ~8% revenue CAGR over the past 10 years Profitability Gains Focus on scale, product mix, and operational efficiency to enhance profitability Strong Free Cash Flow Average Free Cash Flow Conversion from 2014 to 2017 well in excess of Net Earnings Strong Capital Structure Maintain conservative leverage of 2.0x–3.0x net debt / Adjusted EBITDA over the long term Reliable Business Strategies Efficient Capital Allocation Deploy capital to drive future growth while returning capital to shareholders Focus on Innovation Commitment to internal investment to maintain differentiation and drive productivity Operational Excellence Strategic investments designed to optimize operational efficiency and returns